UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Road, Suite 110

Jupiter, Florida 33477

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 244-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one Right	JWACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2021, Jupiter Wellness Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”), which included 1,800,000 units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one right to receive one-eighth of one share of Class A Common Stock upon the consummation of the Company’s initial business combination (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $138,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-260667) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 1, 2021 (as amended, the “Registration Statements”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 6, 2021, by and between the Company and I-Bankers Securities, Inc. (“I-Bankers”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated December 6, 2021, by and between the Company and I-Bankers, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Rights Agreement, dated December 6, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 6, 2021, by and among the Company, its officers, its directors, the Company’s sponsor, Jupiter Wellness Sponsor LLC (the “Sponsor”), and I-Bankers, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and AST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 6, 2021, by and among the Company and certain securities holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated December 6, 2021 (the “Unit Subscription Agreement”), by and among the Company, the Sponsor and I-Bankers, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

On December 9, 2021, the Company issued an aggregate of 276,000 shares of Class A Common Stock (the “Representative’s Shares”) to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. I-Bankers has agreed not to transfer, assign or sell any of the Representative’s Shares until the completion of the Company’s initial business combination. In addition, I-Bankers has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statements).

On December 9, 2021, the Company issued warrants to purchase 414,000 shares of Class A Common Stock, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative’s Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the Registration Statements and the closing of the Company’s initial business combination and terminating on the fifth anniversary of such effectiveness date. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants are subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO. The Representative’s Warrants grant to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the commencement date of sales in the IPO with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Class A Common Stock issuable upon exercise of the Representative’s Warrants.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, the Company completed the private sale of an aggregate of 629,000 units (the “Private Placement Units”) to the Sponsor and I-Bankers at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,290,000. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statements. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $139,380,000 of the net proceeds from the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account maintained by AST, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes obligations and up to $50,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if its extends the period of time to consummate a business combination, as described in more detail in the Registration Statements) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if it extends the period of time to consummate a business combination, as described in more detail in the Registration Statements), subject to applicable law.

Of the 3,450,000 shares of Class B common stock issued to the Sponsor as founder shares, up to 450,000 shares are subject to forfeiture to the extent the underwriters do not exercise their over-allotment option in full. As a result of the full exercise of the underwriters’ over-allotment option, none of the 3,450,000 shares of Class B common stock of the Company are subject to forfeiture.

On December 6, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 9, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 6, 2021, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated December 6, 2021, by and between the Company and I-Bankers Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Rights Agreement, dated December 6, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

4.2	Representative’s Warrant, dated December 9, 2021.

10.1	Letter Agreement, dated December 6, 2021, by and among the Company, its officers, its directors, Jupiter Wellness Sponsor LLC and I-Bankers Securities, Inc.

10.2	Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration Rights Agreement, dated December 6, 2021, by and among the Company and certain securities holders.

10.4	Private Placement Units Purchase Agreement, dated December 6, 2021, by and among the Company, Jupiter Wellness Sponsor LLC and I-Bankers Securities, Inc.

99.1	Press Release, dated December 6, 2021.

99.2	Press Release, dated December 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2021

JUPITER WELLNESS ACQUISITION CORP.

By:	/s/ Brian S. John
Brian S. John
Chief Executive Officer